                                                                    EXHIBIT 99.3

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FIRST QUARTER 1997 REPORT
                          ($ in millions) (unaudited)


                                                               Three Months Ended
                                                                    March 31
                                                        1997          1996        % Change
                                                        ----          ----        --------
TOTAL MEDIA:
  TV
     Orders                                              177           188            -5.9%
     Backlog                                              --            --             N/A
     Sales                                               177           188            -5.9%
     Operating Profit (Loss)                              56            54             3.7%
     OP (Loss) without Special Items                      56            54             3.7%
       OP Margin w/o Special Items                      31.6%         28.7%            N/A
     Depreciation & Amortization                          11            14           -21.4%
     Capital Expenditures                                  2             3           -33.3%
     EBITDA without Special Items                         67            68            -1.5%

  NETWORK
     Orders                                              793           766             3.5%
     Backlog                                              --            --             N/A
     Sales                                               793           766             3.5%
     Operating Profit (Loss)                             (60)           --             N/A
     OP (Loss) without Special Items                     (60)           --             N/A
       OP Margin w/o Special Items                      -7.6%           --             N/A
     Depreciation & Amortization                          16            10            60.0%
     Capital Expenditures                                  9            14           -35.7%
     EBITDA without Special Items                        (44)           10          -540.0%

  RADIO
     Orders                                              313           121           158.7%
     Backlog                                              --            --             N/A
     Sales                                               313           121           158.7%
     Operating Profit (Loss)                              47            20           135.0%
     OP (Loss) without Special Items                      47            20           135.0%
       OP Margin w/o Special Items                      15.0%         16.5%            N/A
     Depreciation & Amortization                          44            10           340.0%
     Capital Expenditures                                  3             1           200.0%
     EBITDA without Special Items                         91            30           203.3%

  OTHER MEDIA BUSINESSES
     Orders                                               60            49            22.4%
     Backlog                                              --            --             N/A
     Sales                                                60            49            22.4%
     Operating Profit (Loss)                              (4)            4          -200.0%
     OP (Loss) without Special Items                      (4)            4          -200.0%
       OP Margin w/o Special Items                      -6.7%          8.2%            N/A
     Depreciation & Amortization                           4             3            33.3%
     Capital Expenditures                                  6             1           500.0%
     EBITDA without Special Items                         --             7          -100.0%

  OTHER
     Orders                                              (17)           (6)         -183.3%
     Backlog                                              --            --             N/A
     Sales                                               (17)           (6)         -183.3%
     Operating Profit (Loss)                             (35)          (76)           53.9%
     OP (Loss) without Special Items                     (35)          (35)             --
       OP Margin w/o Special Items                     205.9%        583.3%            N/A
     Depreciation & Amortization                          31            30             3.3%
     Capital Expenditures                                  1             1              --
     EBITDA without Special Items                         (4)           (5)           20.0%

TOTAL MEDIA
     Orders                                            1,326         1,118            18.6%
     Backlog                                              --            --             N/A
     Sales                                             1,326         1,118            18.6%
     Operating Profit (Loss)                               4             2           100.0%
     OP (Loss) without Special Items                       4            43           -90.7%
       OP Margin w/o Special Items                       0.3%          3.8%            N/A
     Depreciation & Amortization                         106            67            58.2%
     Capital Expenditures                                 21            20             5.0%
     EBITDA without Special Items                        110           110              --

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FIRST QUARTER 1997 REPORT
                          ($ in millions) (unaudited)


                                                              Three Months Ended
                                                                   March 31
                                                       1997          1996          % Change
                                                       ----          ----          --------
TOTAL POWER SYSTEMS:
  ENERGY SYSTEMS
     Orders                                              246           322           -23.6%
     Backlog                                           2,935         3,189            -8.0%
     Sales                                               187           231           -19.0%
     Operating Profit (Loss)                             (60)          (26)         -130.8%
     OP (Loss) without Special Items                     (60)           (5)        -1100.0%
       OP Margin w/o Special Items                     -32.1%         -2.2%            N/A
     Depreciation & Amortization                          12            12              --
     Capital Expenditures                                  4             7           -42.9%
     EBITDA without Special Items                        (48)            7          -785.7%

  POWER GENERATION
     Orders                                              219           488           -55.1%
     Backlog                                           2,546         3,172           -19.7%
     Sales*                                              474           277            71.1%
     Operating Profit (Loss)                             (39)         (225)           82.7%
     OP (Loss) without Special Items                     (39)          (42)            7.1%
       OP Margin w/o Special Items                      -8.2%        -15.2%            N/A
     Depreciation & Amortization                          10            14           -28.6%
     Capital Expenditures                                 11             6            83.3%
     EBITDA without Special Items                        (29)          (28)           -3.6%

  OTHER POWER SYSTEMS
     Orders                                               (8)         (103)           92.2%
     Backlog                                            (539)         (659)           18.2%
     Sales                                               (51)          (50)           -2.0%
     Operating Profit (Loss)                             (17)         (306)           94.4%
     OP (Loss) without Special Items                     (17)          (17)             --
       OP Margin w/o Special Items                      33.3%         34.0%            N/A
     Depreciation & Amortization                          --            --             N/A
     Capital Expenditures                                 --            --             N/A
     EBITDA without Special Items                        (17)          (17)             --

TOTAL POWER SYSTEMS
     Orders                                              457           707           -35.4%
     Backlog                                           4,942         5,702           -13.3%
     Sales*                                              610           458            33.2%
     Operating Profit (Loss)                            (116)         (557)           79.2%
     OP (Loss) without Special Items                    (116)          (64)          -81.3%
       OP Margin w/o Special Items                     -19.0%        -14.0%            N/A
     Depreciation & Amortization                          22            26           -15.4%
     Capital Expenditures                                 15            13            15.4%
     EBITDA without Special Items                        (94)          (38)         -147.4%

  THERMO KING
     Orders                                              302           288             4.9%
     Backlog                                             186           209           -11.0%
     Sales                                               251           257            -2.3%
     Operating Profit (Loss)                              47            45             4.4%
     OP (Loss) without Special Items                      47            45             4.4%
       OP Margin w/o Special Items                      18.7%         17.5%            N/A
     Depreciation & Amortization                           4             4              --
     Capital Expenditures                                  4             4              --
     EBITDA without Special Items                         51            49             4.1%

     *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FIRST QUARTER 1997 REPORT
                          ($ in millions) (unaudited)


                                                               Three Months Ended
                                                                    March 31
                                                        1997          1996         % Change
                                                        ----          ----         --------
GOVERNMENT OPERATIONS
     Orders                                                5             1           400.0%
     Backlog                                              16            31           -48.4%
     Sales                                                23            25            -8.0%
     Operating Profit (Loss)                              10            18           -44.4%
     OP (Loss) without Special Items                      10            18           -44.4%
       OP Margin w/o Special Items                      43.5%         72.0%            N/A
     Depreciation & Amortization                          --            --             N/A
     Capital Expenditures                                 --             1          -100.0%
     EBITDA without Special Items                         10            18           -44.4%

TOTAL INDUSTRIES & TECHNOLOGY
     Orders                                              764           996           -23.3%
     Backlog                                           5,144         5,942           -13.4%
     Sales*                                              884           740            19.5%
     Operating Profit (Loss)                             (59)         (494)           88.1%
     OP (Loss) without Special Items                     (59)           (1)        -5800.0%
       OP Margin w/o Special Items                      -6.7%         -0.1%            N/A
     Depreciation & Amortization                          26            30           -13.3%
     Capital Expenditures                                 19            18             5.6%
     EBITDA without Special Items                        (33)           29          -213.8%

  CORPORATE & OTHER
     Orders                                               16            40           -60.0%
     Backlog                                              30            41           -26.8%
     Sales                                                20            34           -41.2%
     Operating Profit (Loss)                             (75)         (322)           76.7%
     OP (Loss) without Special Items                     (75)          (74)           -1.4%
       OP Margin w/o Special Items                    -375.0%       -217.6%            N/A
     Depreciation & Amortization                           2             7           -71.4%
     Capital Expenditures                                 (1)            1          -200.0%
     EBITDA without Special Items                        (73)          (67)           -9.0%

  INTERSEGMENT
     Orders                                               (8)           (9)           11.1%
     Backlog                                             (11)           (8)          -37.5%
     Sales                                                (7)           (9)           22.2%

TOTAL CONTINUING OPERATIONS
     Orders                                            2,098         2,145            -2.2%
     Backlog                                           5,163         5,975           -13.6%
     Sales*                                            2,223         1,883            18.1%
     Operating Profit (Loss)                            (130)         (814)           84.0%
     OP (Loss) without Special Items                    (130)          (32)         -306.3%
       OP Margin w/o Special Items                      -5.8%         -1.7%            N/A
     Depreciation & Amortization                         134           104            28.8%
     Capital Expenditures                                 39            39              --
     EBITDA without Special Items                          4            72           -94.4%

     *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.